Exhibit 99.1

Marti, Turkey’s Leading Mobility App, to go Public via a Merger with Galata Acquisition Corp.

●	The #1 travel app in Turkey, Marti operates a fleet of e-mopeds, e-bikes, and e-scooters serviced by proprietary software systems and IoT infrastructure.

●	With a single country focus and vertically integrated business model, Marti distinguishes itself from global peers in terms of unit economics, overall profitability, and capital efficiency.

●	Turkey is the only G20 economy without a mobility superapp. The business combination transaction will give Marti resources to strengthen its market-leading position and continue to meet the mobility needs of its large addressable market.

●	Transaction represents attractive entry valuation at 4.2x estimated 2023 fully deployed net revenue of $125 million and 9.7x estimated 2023 fully deployed EBITDA of $55 million.

●	Combined company to have an implied initial enterprise value of approximately $532 million and expected to have an estimated $280 million in net cash proceeds after closing.

●	Galata Acquisition Corp. has ~$147 million in trust and the parties have received commitments for $57.5 million in new investments, including $40 million from Galata’s sponsors. The parties will seek an additional $92.5 million in new investments prior to closing.

●	Galata Acquisition Corp. is backed by Callaway Capital Management LLC and brings deep expertise and insight into the Turkish market.

●	Transaction is expected to close in the fourth quarter, with the combined company expected to be listed on the NYSE under the symbol “MRT”.

●	Investor conference call scheduled for August 1, 2022, at 11:00 A.M. Eastern Time.

Washington, DC and Istanbul, Turkey - August 1, 2022 - Galata Acquisition Corp. (NYSE: GLTA) (“GLTA” or “Galata”), a special purpose acquisition company led by Callaway Capital with $146.6 million in trust, today announced execution of a definitive business combination agreement with Marti Technologies Inc. (“Marti”), Turkey’s leading mobility app.

The combined company will be led by Alper Oktem, Founder and Chief Executive Officer of Marti. Upon closing of the transaction, the company will be named Marti Technologies Inc., and Marti’s ordinary shares are expected to trade on the New York Stock Exchange under the ticker symbol “MRT”.

The combined company will receive up to approximately $147 million held in Galata’s trust account at closing of the transaction, subject to any redemptions by existing Galata shareholders.

Founded in 2018, Marti is backed by a diverse investor base with deep knowledge of the mobility sector in emerging markets and operates a fleet of over 46,000 e-mopeds, e-bikes, and e-scooters, serviced by proprietary software systems and IoT infrastructure. Today’s transaction will give Marti resources to strengthen its market-leading position in Turkey through the deployment of additional vehicles across existing and new modalities.

Marti believes it has developed a foundation for long-term growth and success, and with support from Galata, Marti will be better equipped to capitalize on its competitive value drivers:

Marti Investment Highlights:

●	Differentiated, Vertically Integrated Business Model, Driving Best-in-Class Unit Economics. Marti’s vertically integrated business model across the mobility value chain maximizes ecosystem control, driving higher revenues and lower costs.

●	Highly Attractive Addressable Market. With a population of 85 million and a growing middle class, Turkey represents one of the fastest-evolving mobility ecosystems in the region.

●	Clear Market Leader. As the #1 travel app in Turkey, Marti is the leading mobility app and is striving to become Turkey’s first mobility superapp.

●	High Customer Retention, Reinforced by Scale. With over 3.5 million unique riders consisting mostly of daily commuters, Marti experiences strong customer retention which is expected to be further enhanced as Marti continues to scale. As Marti’s fleet expands, its customers increasingly rely on Marti for transportation needs.

●	Strong ESG Fundamentals. Marti is committed to providing environmentally friendly shared transportation and facilitating a strong sustainability and governance setup with social commitment.

“In its first four years, Marti has achieved significant traction for its mobility products, strong growth, and best-in-class unit profitability” said Alper Oktem, Founder and CEO of Marti. “We are privileged to have the support of top-tier investors and access to the U.S. capital markets following the closing of this proposed transaction, which will leave Marti well-capitalized to seek to become Turkey’s first mobility super-app by expanding into other attractive adjacencies, leveraging our growing and loyal customer base.

“We believe Marti is uniquely positioned for growth with transportation as the number one issue in emerging market megacities with inadequate public transportation and unpleasant mobility alternatives for last mile journeys. Our next generation environmentally friendly and complementary services for the daily commute offer unique opportunities to scale, further reinforcing our competitive advantages and attractive margin levels.

“With our successful history, best-in-class unit economics and vertically integrated business model driving costs lower and revenues higher, we are confident we can provide shareholders with a compelling investment alternative that supports today’s need for mobility solutions. We believe our highly attractive market demographics and strong ESG fundamentals will deliver long-term value to your investment in Marti,” Oktem concluded.

Daniel Freifeld, Galata’s President, added, “When we were evaluating the emerging market mobility space, we focused on three key areas: execution, unit economics, and scale. Alper and the Marti team have demonstrated their ability to execute, innovate, and operate within the Turkish landscape. Given relative capital scarcity in Turkey, the team has always focused on unit economics and profitability. And this business improves with scale – the more vehicles they provide, the more users they convert. We are delighted to be announcing our partnership today, and we look forward to Marti’s continued success as a publicly traded company on the NYSE.”

GLTA raised gross proceeds of approximately $147 million in its initial public offering and was listed on the NYSE on July 8, 2021, with the goal to combine with a technology-enabled business in emerging markets. GLTA is sponsored by Callaway Capital Management, LLC, a Washington, DC-based investment manager that seeks to deliver superior, uncorrelated returns through idiosyncratic investments in emerging markets, and affiliated funds of Weiss Asset Management LP, a private investment firm headquartered in Boston. The GLTA team has built a successful track record of investing in highly innovative companies in emerging markets led by exceptional entrepreneurs.

Key Transaction Terms

•	The transaction values the combined company at a pro forma enterprise value of approximately $532 million.

•	Existing Marti shareholders will roll-over and retain 100% of their existing equity, owning approximately 50% of the combined company’s fully diluted pro forma equity (assuming no redemptions by GLTA’s existing shareholders and a fully subscribed $150 million convertible note PIPE).

•	Marti will receive up to $146.6 million in proceeds from GLTA’s cash in trust (assuming no redemptions). Additionally, the parties have received commitments for $57.5 million in new investments from GLTA’s sponsors and outside investors through a convertible note PIPE. The parties intend to raise additional capital of $92.5 million post-announcement, though there is no guarantee that such funds will be able to be raised.

•	It is estimated that post-transaction, Marti will have approximately $280 million in cash on its balance sheet, assuming an additional $92.5 million of convertible note PIPE commitments are obtained post-announcement, no redemptions of ordinary shares held by GLTA's shareholders, and payment of estimated transaction expenses.

The transaction, which has been unanimously approved by the boards of directors of Marti and GLTA, is expected to close in the fourth quarter of 2022, subject to, among other things, completion of SEC review, approval of GLTA shareholders, regulatory approvals, a $150 million cash condition in favor of convertible note PIPE investors and the satisfaction of other customary closing conditions.

Upon closing, the combined operating entity will continue to be led by Alper Oktem as CEO, along with his experienced management team.

Conference Call and Webcast Information

Marti and GLTA will host a joint conference call and webcast to discuss the proposed transaction today, Monday, August 1, 2022, at 11:00 A.M. ET. Interested parties may listen to the prepared remarks via telephone by dialing 1-877-407-0792, or 1-201-689-8263 for international callers, and providing the conference ID: 13732067. To view the webcast, please click https://viavid.webcasts.com/starthere.jsp?ei=1562590&tp_key=94d7c1e219.

A telephone replay will be available for approximately 14 days. The replay can be accessed by dialing 1-844-512-2921 (domestic toll-free number) or 1-412-317-6671 (international) and providing the pin number: 13732067.

The webcast, detailed investor presentation, and all other materials are available on Galata’s website, www.galatacorp.net. Additionally, GLTA has filed the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K, which is available on Galata’s website and the SEC website at www.sec.gov.

Advisors

B. Riley Securities is acting as capital markets advisor and placement agent to Galata. MZ Group is serving as an investor relations advisor to Marti.

Latham & Watkins LLP is acting as legal counsel to Marti. Willkie Farr & Gallagher LLP is acting as legal counsel to Galata. White & Case LLP is acting as legal counsel to B. Riley Securities.

About Marti

Founded in 2018, Marti is Turkey’s leading mobility app, operating a fleet of over 46,000 e-mopeds, e-bikes, and e-scooters, serviced by proprietary software systems and IoT infrastructure. For more information visit www.marti.tech.

About Galata Acquisition Corp.

Galata Acquisition Corp. is a blank check company, also commonly referred to as a SPAC, formed for the purpose of effecting a business combination with a company, with a primary focus on technology-enabled businesses in emerging markets. For more information visit www.galatacorp.net.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Galata and Marti Technologies, Inc. (“Marti”) intend to file a registration statement on Form F-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include a proxy statement/prospectus and certain other related documents.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GALATA, MARTI AND THE PROPOSED BUSINESS COMBINATION.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Galata as of a record date to be established for voting on the proposed business combination. Security holders and investors will also be able to obtain copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Documents filed with the SEC by Galata will also be available free of charge by accessing Galata’s website at https://www.galatacorp.net, or, alternatively, by directing a request by mail to Galata at 2001 S Street NW, Suite 320, Washington, DC 20009.

Participants in Solicitation

Galata and Marti and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about Galata’s directors and executive officers is contained in Galata’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, on March 31, 2022, which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to Galata at 2001 S Street NW, Suite 320, Washington, DC 20009. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of a proxy, consent, or authorization with respect to or an offer to buy any securities in respect of the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of Marti are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by Galata and its management and Marti and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Galata’s and Marti’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against Galata, Marti, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to obtain approval of the stockholders of Galata or to satisfy other conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of Marti as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following any redemptions by Galata stockholders; (9) changes in applicable laws or regulations; (10) the possibility that Marti or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to Marti’s operating history and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to Marti’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by Galata with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of Galata’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Galata from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither Galata nor Marti undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Financial Information; Non-IFRS Financial Measures

The financial information and data contained in this Press Release is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by GLTA with the U.S. Securities and Exchange Commission.

Investor Relations Contact:

Chris Tyson

MZ North America

GLTA@mzgroup.us

949-491-8235